OPPENHEIMER SENIOR FLOATING RATE FUND

Supplement dated January 6, 2011 to the

Statement of Additional Information dated November 15, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Senior Floating Rate Fund (the “Fund”), dated November 15, 2010, and is in addition to any other supplement:

The section titled “Ownership of Fund Shares” on page 59 is deleted in its entirety and replaced by the following:

•	Ownership of Fund Shares. As of July 31, 2010, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Joseph Welsh	$100,001-$500,000
Margaret Hui	None

January 6, 2011                                                                                                                                   PX0291.008